October 13, 2014 Building on Fifteen Years of Customer Success Salesforce Analyst Day 2014

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Economic Model  Salesforce Advantage 15 years Financial Review Market Opportunity

Mark Hawkins CFO

Economic Model  Financial Review Salesforce Advantage 15 years Market Opportunity

15 Years of Customer Success in the Cloud 150,000+ customers 15,000+ employees Note: Represents revenue run rate as of Q2’15. Customer count includes customers on Force.com and ExactTarget. Transactions represent trailing four quarters as of Q2’15. $5B+ revenue ~450B transactions

Strong and Consistent Growth to $5 Billion Plus FY10 FY11 FY12 FY13 FY14 FY15E Full Year Revenue $5.3B+ Q114 Q214 Q314 Q414 Q115 Q215 Quarterly Revenue $1.3B+ Note: FY’15 estimate based on Q2’15 revenue run rate of $1.319 billion. 30%+ $893M $1.3B

Deferred Revenue Drives Top Line Growth


$700M
$2.4B
FY10
FY11
FY12
FY13
FY14
Q215
Billed Deferred Revenue
$1.0B
$5.0B
FY10
FY11
FY12
FY13
FY14
Q215
Unbilled Deferred Revenue

Note: FY'14 Billed Deferred Revenue includes a benefit from our acquisition of ExactTarget of $99 million. Unbilled deferred revenue, or Backlog, represents approximate balance of business that is contracted but not invoiced.

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Q2 FY15: Strong Growth Across the World Note: Dollars represent Q2’15 revenue dollars. Percentages represent Q2’15 Y/Y constant currency revenue growth. EMEA $247M +36% y/y APAC $131M +27% y/y Americas $941M +39% y/y

FX is Becoming a Headwind ¥70 ¥80 ¥90 ¥100 ¥110 Sep-11 Sep-12 Sep-13 Sep-14 USD/JPY Note: Data from oanda.com historical FX rates, weekly from 9/4/11-10/5/14. USD/JPY scale inverted. FY16: Expecting $125M-$150M FX Revenue Headwind Y/Y $1.20 $1.25 $1.30 $1.35 $1.40 $1.45 Sep-11 Sep-12 Sep-13 Sep-14 EUR/USD

FY10 FY11 FY12 FY13 FY14 FY15 YTD Best-in-Class Gross Margin Creates Structural Advantage Note: Non-GAAP measures exclude the effects of stock-based compensation, amortization of purchased intangibles, and net non-cash interest expense. A complete reconciliation of GAAP to non-GAAP measures can be found in the Appendix and at www.salesforce.com/investor. 1Source: Company filings; all gross margins based on first half of current calendar year results. Total Non-GAAP Gross Margin 81.8% 79.4%

FY10 FY11 FY12 FY13 FY14 FY15 YTD Tracking to 125-150bps Y/Y Operating Margin Improvement Note: Targeting 125-150bps non-GAAP Operating Margin improvement for full fiscal year 2015 year-over-year. Non-GAAP measures exclude the effects of stock-based compensation, amortization of purchased intangibles, and net non-cash interest expense. A complete reconciliation of GAAP to non- GAAP measures can be found in the Appendix and at www.salesforce.com/investor. Non-GAAP Operating Margin 16.5% 10.4%

Strong Operating Cash Flow with Consistent Yield FY10 FY11 FY12 FY13 FY14 FY15 YTD Operating Cash Flow OCF Yield CapEx as % of Revenue Note: Percent of CapEx spend represents trailing four quarters as of Q2’15. $719M Percent of CapEx Spend 40% 15% 45% Leasehold Improvements Datacenters Other ~ ~ ~ 4% 5% 7% 6% 7% 5% 21% 28% 26% 24% 22% 28%

Employee Base has More Than Tripled Since FY10 Employee Headcount FY10 FY11 FY12 FY13 FY14 Q215 ~4,000 15,000+

Growth / Operating Margin Framework 1. Op. Margin is non-GAAP. Non-GAAP measures exclude the effects of stock-based compensation, amortization of purchased intangibles, and net non- cash interest expense. A complete reconciliation of GAAP to non-GAAP measures can be found in the Appendix and at www.salesforce.com/investor. In addition, revenue growth in constant currency terms, and operating margin does not take into consideration the potential impact from future acquisitions. Priority Revenue Growth Op. Margin1 OCF Growth High Growth Top Line > 30% Flat to Up Slightly < Revenue Growth Growth Top & Bottom Line 20%-30% +100-300 bps ≈ Revenue Growth Low Growth Bottom Line < 20% +200-400 bps > Revenue Growth Mid-30s long-term op margin at maturity

Economic Model  Financial Review Salesforce Advantage 15 years Market Opportunity

CRM Market Leads Enterprise Software in Growth 16% 12% 11% 10% 10% 10% 9% 9% 8% 7% $17B $35B $5B $9B $4B $6B $9B $15B TAM (CY13) TAM (CY18) $4B $7B $31B $51B $2B $3B $14B $22B $19B $28B $21B $31B Calculations performed by Salesforce, Charts/graphics created by Salesforce based on Gartner research; Source: Gartner Forecast Enterprise Software Markets, Worldwide, 2011-2018, 3Q14 Update; Percentages represent CAGR from CY13-CY18. CRM Market defined as combination of the Sales, Customer Service and Support, and Marketing market segments; ECM = Enterprise Content Management; Collaboration = Web Conferencing, Collaboration/Social Software; SCM = Supply Chain Management, Data Integration = Data Integration Tools and Data Quality Tools; DBMS = Database Management Systems; PPM = Project and Portfolio Management; BI = Business Intelligence and Analytics; App. Middleware = Application Infrastructure and Middleware.

2008 2009 2010 2011 2012 2013 2014 Consistent and Deliberate TAM Expansion Source: Salesforce company data and industry reports.

Salesforce Wave: First Native Cloud Analytics Platform Fast search based analytics Intuitive game-inspired user experience Connected any data from any source

We Have a Huge Addressable Market


Legend
TAM (CY13)
TAM (CY18)
CAGR (CY13-CY18)
TAM with Analytics
Current TAM
CRM Market
salesforce
$17B
$35B
16%
$35B
$62B
12%
$48B
$82B
11%

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Calculations performed by Salesforce, Charts/graphics created by Salesforce based on Gartner research; Source: Gartner Forecast Enterprise Software Markets, Worldwide, 2011-2018, 3Q14 Update; Percentages represent CAGR from CY13-CY18. CRM Market defined as combination of the Sales, Customer Service and Support, and Marketing market segments; Current TAM defined as combination of the Sales, Customer Service and Support, Marketing, Collaboration and Social Software, Portal Products and User Interaction Tools, Dynamic Web Application Tools, Java Platform AD Tools, Microsoft .NET Platform AD Tools, Other Application Development, Testing, Security Testing (DAST and SAST), Application Platforms, Business Process Management Suites, Application Services Governance, User Provisioning, and Web Access Management market segments.TAM with Analytics defined as combination of Current TAM (as defined above), Analytic Applications and Performance Management, CPM Suites, and BI Platforms market segments.

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CRM is Only Half of the FY14 TAM Story Current TAM: $35B Business Intelligence: $13B Sales: $5B Customer Service & Support: $8B Marketing: $4B CRM ($17B) Current TAM ($35B) TAM with Analytics ($48B) CRM: $17B Collaboration: $3B Platform: $15B Calculations performed by Salesforce, Charts/graphics created by Salesforce based on Gartner research; Source: Source: Gartner Forecast Enterprise Software Markets, Worldwide, 2011-2018, 3Q14 Update; Percentages represent CAGR from CY13-CY18. Business Intelligence Market defined as combination of the Analytic Applications and Performance Management, CPM Suites, and BI Platforms market segments; Platform defined as combination of the Dynamic Web Application Tools, Java Platform AD Tools, Microsoft .NET Platform AD Tools, Other Application Development, Testing, Security Testing (DAST and SAST), Application Platforms, Business Process Management Suites, Application Services Governance, User Provisioning, and Web Access Management market segments.

37% 38% 41% Sales: Extending Our #1 Position Change in Share 20132 $9B Salesforce 2.9% 41.1% Oracle 4.4% 15.1% Microsoft 1.9% 14.7% SAP 0.3% 9.6% by 20181 Calculations performed by Salesforce, Charts/graphics created by Salesforce based on Gartner research; Source: 1Gartner Forecast Enterprise Software Markets, Worldwide, 2011-2018, 3Q14 Update; 2Gartner Inc., Market Share: All Software Markets, Worldwide, 2013; Change in market share represents absolute difference in market share between 2013 and 2012. Sales Market Share2

Service: Fast Approaching #1 Change in Share 20132 Salesforce 2.7% 12.0% Oracle 0.5% 10.5% Microsoft 0.5% 6.3% SAP 0.8% 13.7% by 20181 $14B 6% 10% 12% Customer Service and Support Market Share2 Calculations performed by Salesforce, Charts/graphics created by Salesforce based on Gartner research; Source: 1Gartner Forecast Enterprise Software Markets, Worldwide, 2011-2018, 3Q14 Update; 2Gartner Inc., Market Share: All Software Markets, Worldwide, 2013; Change in market share represents absolute difference in market share between 2013 and 2012.

Marketing: Expands Footprint 3% 3% 6% Marketing Market Share2 Change in Share 20132 Oracle 0.5% 7.7% Salesforce 3.6% 6.1% IBM 0.5% 14.9% Adobe 0.9% 16.7% $12B by 20181 Calculations performed by Salesforce, Charts/graphics created by Salesforce based on Gartner research; Source: 1Gartner Forecast Enterprise Software Markets, Worldwide, 2011-2018, 3Q14 Update; 2Gartner Inc., Market Share: All Software Markets, Worldwide, 2013; Change in market share represents absolute difference in market share between 2013 and 2012.

Platform: Our Largest Addressable Market

$26B by 2018[1]


3%
2%
1%
salesforce platform
Platform & Other Market Share[2]
2011
2012
2013

Change in Share 2013[2]

Salesforce	Microsoft	IBM	Oracle
↑ 0.9%	↑ 0.2%	↔ 0.0%	↓ 0.8%
2.6%	13.9%	21.3%	16.6%

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Calculations performed by Salesforce, Charts/graphics created by Salesforce based on Gartner research; Source: [1]Gartner Forecast Enterprise Software Markets, Worldwide, 2011-2018, 3Q14 Update; [2]Gartner Inc., Market Share: All Software Markets, Worldwide, 2013; Change in market share represents absolute difference in market share between 2013 and 2012. Platform & Other defined as combination of the Dynamic Web Application Tools, Java Platform AD Tools, Microsoft .NET Platform AD Tools, Other Application Development, Testing, Security Testing (DAST and SAST), Application Platforms, Business Process Management Suites, Application Services Governance, User Provisioning, Web Access Management, Collaboration and Social Software, and Portal Products and User Interaction Tools market segments.

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We Have Runway Across Existing Markets



37%
38%
41%
Sales Market Share
6%
10%
12%
Customer Service and Support Market Share
3%
3%
6%
Marketing Market Share
1%
2%
3%
Platform & Other Market Share
2011
2012
2013

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Calculations performed by Salesforce, Charts/graphics created by Salesforce based on Gartner research; Source: Gartner Inc., Market Share: All Software Markets, Worldwide, 2013; Platform & Other defined as combination of the Dynamic Web Application Tools, Java Platform AD Tools, Microsoft .NET Platform AD Tools, Other Application Development, Testing, Security Testing (DAST and SAST), Application Platforms, Business Process Management Suites, Application Services Governance, User Provisioning, Web Access Management, Collaboration and Social Software, and Portal Products and User Interaction Tools market segments.

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…And One More Thing Source: company filings. Amounts in millions. Our clouds represent 4 of the top 8 pure-play cloud companies by revenue as of Q2 CY14

Shift to the Cloud Expands the Market Source: IDC, September 2012. IDC custom research for salesforce. Infrastructure includes server, networking and storage hardware, power and facilities. Labor/Services include implementation, admin/upgrade personnel costs and training expense; software includes license and maintenance. Data drawn from five studies of over 50 companies. On Premise Cloud 20% 36% 21% 59% 16% 48% Five Year TCO per User Software Infrastructure Services Software as a Service Services Total Cost Savings 1.8x software market multiplier

No One is Better Positioned in the Cloud… Source: Salesforce Q2’15 earnings press release; Oracle Analyst day 2014. Microsoft Q4 FY14 earnings press release. SAP Q2 FY14 press release. Microsoft cloud % = $4.4B cloud run rate / 4 as % of commercial licensing revenue. SAP cloud % = cloud subscriptions & support revenue / software and support revenue. Oracle cloud % = cloud software as a service and platform as a service / software and cloud revenues. Quarterly Cloud Subscriptions as a Percentage of Total Revenue Salesforce Microsoft SAP Oracle 5% 10% 7% 100%

David Havlek SVP, Finance and Strategy

Economic Model  Salesforce Advantage 15 years Financial Review Market Opportunity

Community Marketing Service Sales Platform Analytics Salesforce: The CRM Standard The Customer Success Platform

World’s #1 CRM company World’s most admired software company World’s most innovative company 2011 • 2012 • 2013 • 2014 4TH YEAR IN A ROW! *Source: IDC Worldwide Semiannual Software Trackers for 1H 2013 and 2H 2013 #1 most admired in software #7 best company to work for Destination for Top Industry Talent

Proven and Trusted Global Infrastructure UK Datacenter: Scheduled to go live in 2014 France Datacenter: Scheduled to go live in 2015 Germany Datacenter: Scheduled to go live in 2015 Canada Datacenters: Announced 2014 Japan Datacenter: Live in 2011

Unmatched Customer Success in the Cloud at Scale Q411 Q412 Q413 Q414 Q215 Transaction Volume 99.98% Q2’15 availability Transaction Growth: 52% y/y Average Page Time: 217ms Custom Applications: ~500,000 Note: Data as of Q2’15. 130B

Leading Cloud Developer and ISV Ecosystem 2011 2014 2013 2012 2010 2009 2008 2007 2006 2,500+ AppExchange Apps Launch 1.7M next gen developers on our platform

Cloud Fueling Next Generation Partner Ecosystem

salesforce marketing cloud
Omnicom Group
WPP

FUJITSU
ACUMEN solutions
Deloitte.
Mavens Consulting
bluewolf
Capgemini
pwc
Cloud Sherpas
accenture
WIPRO Applying Thought
ETHERIOS
APPIRIO

82%

Q2'15 y/y growth in joint sales with SIs[1]

68%

Q2'15 y/y growth in certifications at SIs

- Goldman Sachs: Cloud Sherpas + CipherCloud
- Lexmark: Deloitte + Apttus
- Walgreens: Etherios + Conga
- vodafone: Accenture + FinancialForce

[1]Represents Q2'15 y/y growth in dollars of new business.
***Represent 2014 Partner Innovation Award recipients.

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Note: Chart of dollar attrition as a percentage of revenue when compared to the year-ago period for Sales Cloud, Service Cloud and the Force.com Platform. 1Salesforce.com Customer Relationship Survey Results, Comfirmit CustomerSat, May 2014. Customer Evangelism Drives Growth and Value Q411 Q412 Q413 Q414 Q215 20% 10% 0% Dollar Attrition 150,000+ customers 85% of customers would recommend to others1

Significant Opportunity in the Enterprise Source: Salesforce company data and industry reports. SMB represents companies with less than 1,000 employees. Enterprise represents companies with greater than 1,000 employees. 2011 2018 SMB Enterprise 70% 30% Salesforce’s TAM by Customer Segment $82B $41B SMB Enterprise Revenue by Customer Segment 50:50

Enterprise Traction With More Room to Grow ~800 customers pay us more than $1M annually Top 100 Customers as a Percent of Total Revenue Top 100 Remaining 20% ~

Land and Expand: 4x FY11 FY12 FY13 FY14 Current Example: Annual revenue from a Financial Services customer Note: Amounts represent expected annual revenue contribution as of June 30 for the respective fiscal year. $9.7M $2.4M

Land and Expand: 10x FY11 FY12 FY13 FY14 Current Example: Annual revenue from a Media/Communications customer Note: Amounts represent expected annual revenue contribution as of June 30 for the respective fiscal year. $15.4M $1.4M

Land and Expand: 30x FY11 FY12 FY13 FY14 Current Example: Annual revenue from a Manufacturing customer Note: Amounts represent expected annual revenue contribution as of June 30 for the respective fiscal year. $0.5M $16.2M

FY11 FY12 FY13 FY14 FY15 Expanding Within Our Top Customers Annual revenue generated by cohort of our top 50 customers as of Q2 FY15 who have been customers since at least Q2 FY11. 3x “Seven- and eight-figure transactions are great. But we also really want nine-figure relationships.” -Keith Block

Industry Verticals Drive Strategic Value $20B $15B $10B $5B $0 Salesforce 2018 TAM by Industry • Target largest industries • Focus on industry knowledge sales enablement • ISV and SI partner momentum • Develop industry specific product extensions Source: Salesforce company data and industry reports.

Lots of Room to Grow in the Americas

Americas:
$19B CY13 opportunity[1]
$44B CY18 opportunity[1]



14%
Americas share in 2013[2]

The U.S. application software market is larger than the next **17** countries, combined, and represents **44%** of global total.[3]

Calculations performed by Salesforce, Charts/graphics created by Salesforce based on Gartner research; Source: [1]Gartner Forecast Enterprise Software Markets, Worldwide, 2011-2018, 3Q14 Update; [2]Gartner Inc., Market Share: All Software Markets, Worldwide, 2013; [3] Gartner Market Databook, 3Q14 Update; Americas Opportunity defined as combination of the Analytic Applications and Performance Management, CPM Suites, BI Platforms, Sales, Customer Service and Support, Marketing, Dynamic Web Application Tools, Java Platform AD Tools, Microsoft .NET Platform AD Tools, Other Application Development, Testing, Security Testing (DAST and SAST), Application Platforms, Business Process Management Suites, Application Services Governance, User Provisioning, Web Access Management, Collaboration and Social Software, and Portal Products and User Interaction Tools market segments in the EMEA and APAC regions. Market share represents Salesforce's share of the above segments in the Americas.

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Potential Billion Dollar Geographies

EMEA:
$10B CY13 opportunity[1]
$24B CY18 opportunity[1]


6%
EMEA
share
in 2013[2]

APAC:
$5B CY13 opportunity[1]
$12B CY18 opportunity[1]


8%
APAC
share
in 2013[2]

Calculations performed by Salesforce, Charts/graphics created by Salesforce based on Gartner research; Source: [1]Gartner Forecast Enterprise Software Markets, Worldwide, 2011-2018, 3Q14 Update; [2]Gartner Inc., Market Share: All Software Markets, Worldwide, 2013; EMEA Opportunity and APAC Opportunity defined as combination of the Analytic Applications and Performance Management, CPM Suites, BI Platforms, Sales, Customer Service and Support, Marketing, Dynamic Web Application Tools, Java Platform AD Tools, Microsoft .NET Platform AD Tools, Other Application Development, Testing, Security Testing (DAST and SAST), Application Platforms, Business Process Management Suites, Application Services Governance, User Provisioning, Web Access Management, Collaboration and Social Software, and Portal Products and User Interaction Tools market segments in the EMEA and APAC regions. Market share represents Salesforce's share of the above markets in EMEA and APAC.

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salesforce

Targeting the Most Important Software Markets 74% of global enterprise app software spending represented by our top eight countries. Calculations performed by Salesforce, Charts/graphics created by Salesforce based on Gartner research; Source: Gartner Market Databook, 3Q14 Update; IT Spending Forecast by Country and Segment data represents Enterprise Application Software spending in 2018.

Financial Review Economic Model  Salesforce Advantage 15 years Market Opportunity

Economic Drivers of Lifetime Value Cost to Book (CTB) What does it “cost to book” $1 of recurring revenue? Attrition What’s the expected lifetime revenue from $1 recurring revenue? Cost to Serve (CTS) How much does it “cost to serve” the lifetime revenue?

Time C um ulative P rofit Lifetime Economics Breakeven Attrition Total CTB

Time C um ulative P rofit Effects of Lower Cost to Book Breakeven Attrition Total CTB

Time C um ulative P rofit Effects of Lower Attrition Breakeven Attrition1 Total CTB Attrition2

Time C um ulative P rofit Effects of Lower CTS or Add-On/Upgrade Total CTB Attrition unit economics support Mid-30s long-term op margins

Compelling Unit Economics  Growth Advantage 15 years Strong Financial Model Huge Market Opportunity Uniquely Positioned for Industry-Leading Growth

Appendix

GAAP to Non-GAAP Reconciliation (in 000's) FY15 (YTD) FY14 FY13 FY12 FY11 FY10 Non-GAAP gross profit GAAP gross profit 1,945,187$ 3,102,575$ 2,366,616$ 1,777,653$ 1,333,326$ 1,047,658$ Plus: Amortization of purchased intangibles 49,943 109,356 77,249 60,069 15,459 8,010 Stock-based expenses 24,787 45,608 33,757 17,451 12,158 12,570 Non-GAAP gross profit 2,019,917$ 3,257,539$ 2,477,622$ 1,855,173$ 1,360,943$ 1,068,238$ Non-GAAP operating profit GAAP income (loss) from operations (88,775)$ (286,074)$ (110,710)$ (35,085)$ 97,497$ 115,272$ Plus: Amortization of purchased intangibles 79,556 146,535 88,171 67,319 19,668 11,251 Stock-based expenses 273,503 503,280 379,350 229,258 120,429 88,892 Non-GAAP operating profit 264,284$ 363,741$ 356,811$ 261,492$ 237,594$ 215,415$ As Margin % Revenue 2,545,323$ 4,071,003$ 3,050,195$ 2,266,539$ 1,657,139$ 1,305,583$ GAAP gross margin 76.4% 76.2% 77.6% 78.4% 80.5% 80.2% Non-GAAP gross margin 79.4% 80.0% 81.2% 81.9% 82.1% 81.8% GAAP operating margin -3.5% -7.0% -3.6% -1.5% 5.9% 8.8% Non-GAAP operating margin 10.4% 8.9% 11.7% 11.5% 14.3% 16.5%